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                                                                    Exhibit 10.2


                            STOCK PURCHASE AGREEMENT

            THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of this 29th day of March, 2005, by and among Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the "Company"), and the investors identified on the signature pages hereto (each an "Investor" and collectively, the "Investors").

                                    RECITALS:

            A. The Company desires to raise up to $30,000,030 (the "Aggregate Purchase Price") through the issuance and sale to the Investors at a per share purchase price of $202.00 (the "Per Share Purchase Price") of up to an aggregate of 148,515 shares (the "Series C Preferred Shares") of a newly created series of preferred stock, par value $0.01 per share, of the Company, designated as "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"), which Series C Preferred Stock shall have the rights, preferences and privileges set forth in the Articles of Amendment to the Articles of Organization of the Company, in the form of Exhibit A attached hereto (the "Articles of Amendment");

            B. Upon the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, the Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, such number of shares of Series C Preferred Stock, as are set forth next to each such Investor's name on the applicable Schedule I attached hereto; and

            C. Contemporaneously with the purchase and sale of the Series C Preferred Shares at each Closing, the parties hereto will enter into an Investor Rights Agreement, in the form attached hereto as Exhibit B (the "Investor Rights Agreement"), which shall, among other things, set forth the rights of the Investors to: (i) the registration of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") issuable to the Investors upon conversion of the Series C Preferred Stock; (ii) the receipt of certain information from the Company; and (iii) the participation in future issuances and transfers of securities of the Company.

            NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors, severally and not jointly, hereto agree as follows:

      1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person. Notwithstanding the foregoing, none of the Company, its owners, officers, directors, employees, agents or advisors (or any of their family members) shall be deemed an "Affiliate" of an Investor, unless any such Person is otherwise (i.e., independent of the Company) an Affiliate of such Investor.

            "Aggregate Purchase Price" has the meaning set forth in the recitals to this Agreement.

            "Agreement" has the meaning set forth in the preamble to this Agreement.

            "Articles of Amendment" has the meaning set forth in the recitals to this Agreement.

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            "Articles of Organization" means the Articles of Organization of the
Company filed with the Secretary of Commonwealth of the Commonwealth of Massachusetts on January 10, 1997, as amended.

            "Board" means the Board of Directors of the Company.

            "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York, New York are open for the general transaction of business.

            "Cash Placement Agent Fee" means, with respect to each Closing, the amount payable to the Placement Agent as compensation for the issuance and sale of the Series C Preferred Shares pursuant to this Agreement and the other Transaction Documents, which amount is set forth on Schedule 1.

            "Cerberus" means Cerberus Capital Management, L.P., for itself and/or one or more of its Affiliates and/or accounts managed by Cerberus Capital Management, L.P., including, without limitation, Cerberus Partners, L.P.

            "Cerberus Counsel" means Lowenstein Sandler PC, counsel to Cerberus.

            "Cerberus Counsel Fees" has the meaning set forth in Section 9.5.

            "Closing" means, as the context in which such term is used requires, the Initial Closing or a Follow-on Closing.

            "Closing Date" means, as the context in which such term is used requires, the Initial Closing Date or a Follow-on Closing Date.

            "Co-Lead Investors" means Cerberus Partners, L.P. and MedCap Partners, L.P.

            "Commission" means the U.S. Securities and Exchange Commission or any other successor federal agency then administering the Securities Act and other federal securities laws.

            "Common Stock" means the Common Stock and any other securities into which or for which such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

            "Company" has the meaning set forth in the preamble to this Agreement.

            "Company Counsel" means Foley & Lardner LLP, counsel to the Company.

            "Company's Knowledge" means the actual knowledge of the key employees of the Company and of each of the Subsidiaries, after due inquiry and investigation.

            "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, manufacturing and production processes, procedures and techniques, research and development information, clinical data, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

            "Control" means the possession, direct or indirect, of the power to direct or cause the

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direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

            "Dividend Shares" means shares of Common Stock issuable as dividends on the Series C Preferred Stock in accordance with the terms of the Articles of Amendment.

            "Environmental Laws" has the meaning set forth in Section 4.14.

            "Escrow Amount" has the meaning set forth in Section 3.1(a).

            "Escrow Termination Date" means: (a) in the case of the Initial Closing, March 29, 2005; and (b) in the case of a Follow-on Closing, ten (10) Business Days after Cerberus' receipt of the notice contemplated by Section 6.1(r); provided, however, Cerberus may, in its sole discretion, extend an Escrow Termination Date by giving written notice to the Company and Cerberus Counsel of its election to so extend such Escrow Termination Date, and such Escrow Termination Date shall be the date specified in such notice, provided, further, however, the Escrow Termination Date with respect to the Initial Closing shall not be later than April 11, 2005, and in the case of a Follow-on Closing, shall not be later than the sooner of the 61st day after the Initial Closing Date and twenty (20) Business Days after Cerberus' receipt of the notice contemplated by Section 6.1(r), and on such extended date, if such Closing shall not have occurred, Cerberus Counsel shall return the Escrow Amount attributable to such Closing in accordance with Section 3.1(b).

            "FDA" means the U.S. Food and Drug Administration.

            "FDCA" means the U.S. Food Drug and Cosmetics Act (FDCA), 21 U.S.C. Sec. 301 et seq., as amended, and any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Financial Statements" has the meaning set forth in Section 4.6.

            "Follow-on Closing" has the meaning set forth in Section 2.2(d).

            "Follow-on Closing Date" has the meaning set forth in Section
2.2(d).

            "Follow-on Investor" means an Investor who purchases shares of Series C Preferred Stock in a Follow-on Closing, who must be either (x) engaged in the same or a similar business or industry as the Company (i.e., strategic investors), (y) approved in writing by Cerberus in its reasonable discretion or
(z) a holder of Series B Convertible Preferred Stock that exercises its right to participate in the Follow-on Closing pursuant to Section 7 of Unit Purchase Agreement dated February 23, 2004 by and among the Company and the purchasers of Series B Convertible Preferred Stock named therein.

            "Hatch-Waxman Act" means the Drug Price Competition and Patent Term Restoration Act of 1984 (Pub. L. 98-417 (1984)), otherwise known as the Hatch Waxman of 1984, 21 U.S.C. 355, as amended, and any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles, be classified upon the obligor's balance sheet

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(or the notes thereto) as liabilities, but in any event including liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

            "Indemnified Person" has the meaning set forth in Section 8.3.

            "Initial Closing" has the meaning set forth in Section 2.2(a).

            "Initial Closing Date" has the meaning set forth in Section 2.2(a).

            "Initial Investor" means an Investor that purchases shares of Series C Preferred Stock at the Initial Closing.

            "Intellectual Property" means all of the following: (i) patents, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; (v) Confidential Information; and (vi) computer software (including, but not limited to, data, data bases and documentation), but excluding off-the-shelf non-customized software.

            "Investor" has the meaning set forth in the preamble to this Agreement, and refers to, as the context in which such term is used requires, an Initial Investor or a Follow-on Investor; provided, that, if the context does not so require, then such term refers to all Investors under this Agreement regardless of which Closing such Investor purchases its Series C Preferred Stock.

            "Investor Rights Agreement" has the meaning set forth in the recitals to this Agreement.

            "Key Employee" means each of David Barlow, John Babich, Nicholas Borys and John McCray.

            "License Agreements" has the meaning set forth in Section 4.13(b).

            "Losses" has the meaning set forth in Section 8.2.

            "Material Adverse Change" means a material adverse change in (i) the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its Subsidiaries, if any, taken as a whole; (ii) the legality, validity or enforceability of any Transaction Document; or (iii) the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents.

            "Material Adverse Effect" means a material adverse effect on: (i) the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its Subsidiaries, if any, taken as a whole;
(ii) the legality, validity or enforceability of any Transaction Document; or
(iii) the Company's ability to perform fully on a timely basis its obligations under any of

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the Transaction Documents.

            "Maximum Number" means 148,515 shares of Series C Preferred Stock.

            "NDA" means a New Drug Application filed with the FDA.

            "Per Share Purchase Price" has the meaning set forth in the recitals to this Agreement.

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "Placement Agent" means SG Cowen & Co.

            "Regulation D" means Regulation D, as promulgated by the Commission under the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, and any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

            "Series C Director" has the meaning ascribed thereto in the Articles of Amendment.

            "Series C Preferred Stock" has the meaning set forth in the recitals to this Agreement.

            "Series C Preferred Shares" has the meaning set forth in the recitals to this Agreement.

            "Shares" means the Series C Preferred Shares, the Conversion Shares and the Dividend Shares.

            "Subsidiary" or "Subsidiaries" means any corporation or trust of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time outstanding shares (regardless of class) of such corporation or trust comprising more than 50% of the voting power of such corporation or trust.

            "Transaction Documents" means this Agreement, the Articles of Amendment, the Investor Rights Agreement, and each of the other agreements, documents, certificates and instruments executed and delivered in connection with the foregoing.

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      2. Purchase and Sale of Securities; Initial and Follow-on Closings.

         2.1. Purchase and Sale of Securities. Upon the terms and subject to the conditions contained herein, at each Closing, the Company shall issue and sell, and each Investor listed on Schedule I (in the case of the Initial Closing, and Schedule I-A, Schedule I-B, and so on, in the case of each Follow-on Closing, if any) attached hereto, shall severally, and not jointly, purchase, the number of shares of Series C Preferred Stock in the amounts set forth opposite such Investor's name on the applicable Schedule I attached hereto, in exchange for the cash consideration set forth as the "Purchase Price" opposite such Investor's name on the applicable Schedule I attached hereto. For purposes hereof, the number of shares of Series C Preferred Stock with respect to each Investor set forth on the applicable Schedule I shall be equal to the quotient of the "Purchase Price" opposite such Investor's name on the applicable Schedule I divided by the Per Share Purchase Price.

         2.2. Closings.

            (a) The initial closing of the transactions contemplated by this Agreement (the "Initial Closing") shall take place at 10:00 a.m. at the offices of Company Counsel, 111 Huntington Street, Boston, Massachusetts 02199, by facsimile, e-mail or similar communication, on March 29, 2005, or as soon after that as all of the conditions to the respective obligations of the Company and the Initial Investors have been satisfied or waived (the "Initial Closing Date"), or at such other location as the Company and Cerberus shall mutually agree and/or on such other date as Cerberus shall determine in its sole discretion, but in no event later than April 11, 2005.

            (b) Upon satisfaction of the conditions to the applicable Closing set forth in Section 6 hereof, the Company shall issue or cause to be issued to each Investor, a certificate or certificates representing the number of shares of Series C Preferred Stock as is set forth opposite such Investor's name on the applicable Schedule I attached hereto, against delivery to the Company by Cerberus Counsel, in its capacity as escrow agent hereunder, for the benefit of such Investor of the amount set forth as the "Purchase Price" opposite such Investor's name on the applicable Schedule I attached hereto, in immediately available funds, by wire transfer to an account designated before the applicable Closing in writing by the Company for such purpose.

            (c) Upon satisfaction of the conditions to the applicable Closing set forth in Section 6, the Company and Cerberus shall jointly instruct Cerberus Counsel to release to the Company the Escrow Amount attributable to such Closing.

            (d) From time to time during the period beginning on the day after the Initial Closing Date and ending 60 calendar days thereafter, in one or more transactions (each, a "Follow-on Closing"), the Company may issue and sell a number of shares of Series C Preferred Stock, up to the Maximum Number (less the number of all shares of Series C Preferred Stock theretofore issued and sold by the Company), on the same terms and conditions that all other shares of Series C Preferred Stock have been issued and sold by the Company, to Follow-on Investors who are either (x) engaged in the same or a similar business or industry as the Company (i.e., strategic investors), (y) approved in writing by Cerberus in its reasonable discretion or (z) holders of Series B Convertible Preferred Stock that exercise their respective rights to participate in the Follow-on Closing pursuant to Section 7 of Unit Purchase Agreement dated February 23, 2004 by and among the Company and the purchasers of Series B Convertible Preferred Stock named therein. The Company shall give written notice of each Follow-on Closing to Cerberus as described in Section 6.1(r) at least five (5) days in advance of such Follow-on Closing. Each Follow-on Closing shall take place at 10:00 a.m. at the offices of Company Counsel, 111 Huntington Street, Boston, Massachusetts 02199, by facsimile, e-mail or similar communication, no less

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than five (5) days after written notice thereof has been received by Cerberus as described in Section 6.1(r), or as soon after that as all of the conditions to the respective obligations of the Company and the Follow-on Investors to consummate the Follow-on Closing have been satisfied or waived (each, a "Follow-on Closing Date"), or at such other location as the Company and Cerberus shall mutually agree and/or on such other date as each of them shall determine in their sole discretion, but in no event later than the 61st day after the Initial Closing Date. With each Follow-On Closing, the Company and each
Follow-On Investor shall execute a counter part signature page to this Agreement and each of the other Transaction Documents to which the Investors are a party, which counterpart signature page shall be deemed an amendment to the applicable Agreement or Transaction Document without any further action on the part of the other Investors and notwithstanding anything to the contrary in such agreement pertaining to amendment thereof.

      3. Escrow.

            3.1. (a) Simultaneously with the execution and delivery of this Agreement by an Investor, such Investor shall: (i) promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing the "Purchase Price", as set forth on such Investor's signature page and opposite its name on the applicable Schedule I affixed hereto, to be paid to an escrow account of Cerberus Counsel, in its capacity as escrow agent hereunder, set forth on Schedule II affixed hereto (the aggregate amounts being held in escrow are referred to herein as the "Escrow Amount"); and (ii) deliver to Cerberus a duly executed counterpart to the Investor Rights Agreement. Cerberus Counsel shall hold the Escrow Amount in escrow in accordance with Section 3.1(b). Cerberus Counsel shall invest the Escrow Amount received pursuant to this Section 3.1(a) in accordance with the instructions set forth on Schedule III, annexed hereto and made a part hereof.

                  (b) With respect to each Closing, Cerberus Counsel shall continue to hold the Escrow Amount in escrow (as may be invested pursuant to Schedule III) in accordance with and subject to this Agreement, from the date of its receipt of the funds constituting the Escrow Amount until the sooner of: (x) the Closing Date to which such Escrow Amount applies, in which case, such Escrow Amount shall be distributed in accordance with Section 3.3; or (y) the applicable Escrow Termination Date applicable to such Escrow Amount (after taking into account any extensions thereof), in which case the Escrow Amount attributable to such Closing shall be returned to the Investors in accordance with their written wire transfer instructions delivered to Cerberus Counsel. In the case of an Escrow Termination Date, if Cerberus Counsel has not received written wire transfer instructions from any Investor before the 30th day after the applicable Escrow Termination Date, then Cerberus Counsel may, in its sole and absolute discretion, either (x) deposit that portion of the Escrow Amount to be returned to such Investor in a court of competent jurisdiction on written notice to such Investor and Cerberus Counsel shall thereafter have no further liability with respect to such deposited funds, or (y) continue to hold such portion of the Escrow Amount pending receipt of written wire transfer instructions from such Investor or an order from a court of competent jurisdiction, and in case of clauses (x) and (y), the reasonable fees and expenses of Cerberus Counsel may be deducted from such portion of the Escrow Amount.

            3.2 The Company and the Investors acknowledge and agree for the benefit of Cerberus Counsel (which shall be deemed to be a third party beneficiary of this Section 3.2 and of Section 9.5) as follows:

                  (a) Cerberus Counsel: (i) is not responsible for the performance by the Company or the Investors of this Agreement or any of the Transaction Documents or for determining or compelling compliance therewith;
(ii) is only responsible for (A) holding the applicable Escrow Amount in escrow pending receipt of written instructions from the Company and Cerberus directing the release of such Escrow Amount, (B) disbursing the applicable

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Escrow Amount in accordance with the written instructions from the Company and
Cerberus, and (C) investing the applicable Escrow Amount in accordance with
Schedule III, each of the responsibilities of Cerberus Counsel in clause (A),
(B) and (C) is ministerial in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of Cerberus Counsel (collectively, the "Cerberus Counsel Duties"); (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the Person signing or presenting the same; and (v) may consult counsel satisfactory to it, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Documents and written materials referred to in this Section 3.2(a) include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by Cerberus Counsel as having been signed or presented by a Person if it bears, as sender, the Person's e-mail address.

                  (b) Cerberus Counsel shall not be liable to anyone for any action taken or omitted to be taken by it hereunder, except in the case of Cerberus Counsel's gross negligence or willful misconduct in breach of Cerberus Counsel Duties. IN NO EVENT SHALL CERBERUS COUNSEL BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF CERBERUS COUNSEL HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.

                  (c) The Company and the Investors jointly and severally, hereby indemnify and hold harmless Cerberus Counsel from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which Cerberus Counsel may suffer or incur by reason of any action, claim or proceeding brought against Cerberus Counsel arising out of or relating to the performance of Cerberus Counsel Duties only, unless such action, claim or proceeding is exclusively the result of the willful misconduct or gross negligence of Cerberus Counsel.

                  (d) Cerberus Counsel has acted as legal counsel to Cerberus in connection with this Agreement and the other Transaction Documents, is merely acting as a stakeholder, in its capacity as escrow agent hereunder, and is, therefore, hereby authorized to continue acting as legal counsel to Cerberus including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter. Each of the Company and each Investor hereby expressly consents to permit Cerberus Counsel to represent Cerberus in connection with all matters relating to this Agreement, including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter, and hereby waives any conflict of interest or appearance of conflict or impropriety with respect to such representation. Each of the Company and the Investors has consulted with its own counsel specifically about this Section 3 to the extent they deemed necessary, and has entered into this Agreement after being satisfied with such advice.

                  (e) Cerberus Counsel shall have the right at any time to resign for any reason and be discharged of its duties as escrow agent hereunder by giving written notice of its resignation to the

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Company and Cerberus at least ten (10) calendar days prior to the specified effective date of such resignation. All obligations of Cerberus Counsel hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Escrow Amount, for a period of ten (10) calendar days following the effective date of resignation, at which time:

                        (i) if a successor escrow agent shall have been appointed and have accepted such appointment in a writing to both the Company and Cerberus, then upon written notice thereof given to each of the Investors or Follow-on Investors, as the case may be, Cerberus Counsel shall deliver the Escrow Amount to the successor escrow agent, and upon such delivery, Cerberus Counsel shall have no further liability or obligation; or

                        (ii) if a successor escrow agent shall not have been appointed, for any reason whatsoever, Cerberus Counsel shall at its option in its sole discretion, either (A) deliver the applicable Escrow Amount then held by it to a court of competent jurisdiction selected by Cerberus Counsel and give written notice thereof to the Company and the Investors or Follow-on Investors, as the case may be, or (B) continue to hold Escrow Amount in escrow pending written direction from the Company and Cerberus in form and formality satisfactory to Cerberus Counsel.

                  (f) In the event that Cerberus Counsel shall be uncertain as to its duties or rights hereunder or shall receive written instructions with respect to an Escrow Amount or any portion thereunder which, in its sole discretion, are in conflict either with other written instructions received by it or with any provision of this Agreement, Cerberus Counsel shall have the absolute right to suspend all further performance under this Agreement (except for the safekeeping of such Escrow Amount) until such uncertainty or conflicting instructions have been resolved to Cerberus Counsel's sole satisfaction by final judgment of a court of competent jurisdiction or joint written instructions from the Company and Cerberus. In the event that any controversy arises between the Company and one or more of the Investors or Follow-on Investors, as the case may be, or any other party with respect to this Agreement or any Escrow Amount, Cerberus Counsel shall not be required to determine the proper resolution of such controversy or the proper disposition of such Escrow Amount, and shall have the absolute right, in its sole discretion, to deposit the Escrow Amount pertaining to such Investor(s) with the clerk of a court selected by Cerberus Counsel and file a suit in interpleader in that court and obtain an order from that court requiring all parties involved to litigate in that court their respective claims arising out of or in connection with the disputed portion of the Escrow Amount. Upon the deposit by Cerberus Counsel of the disputed portion of the Escrow Amount with the clerk of such court in accordance with this provision, Cerberus Counsel shall thereupon be relieved of all further obligations and released from all liability hereunder with respect to the disputed portion of the Escrow Amount.

                  (g) The provisions of Section 3 shall survive any termination of this Agreement.

            3.3 Release of Escrow upon Closing. Cerberus Counsel, in its capacity as escrow agent hereunder, shall, at the applicable Closing, release that portion of the Escrow Amount attributable to such Closing in accordance with the following:

                  (a) in the case of the Initial Closing, receipt of written instructions from the Company and Cerberus that the Initial Closing shall have been consummated, in which case, Cerberus

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 Counsel shall release that portion of the Escrow Amount constituting the aggregate "Purchase Price" reflected on the Schedule I attributable to the Initial Closing as follows: (A) the portion of the Cash Placement Agent Fee applicable to the Initial Closing to the Placement Agent, (B) subject to
 Section 9.5, the Cerberus Counsel Fees for the Initial Closing to Cerberus Counsel and (C) the balance of the aggregate "Purchase Price" reflected on
 Schedule I to the Company; and

                  (b) in the case of each Follow-on Closing, if any, receipt of written instructions from the Company and Cerberus that such Follow-on Closing shall have been consummated, in which case, Cerberus Counsel shall release that portion of the Escrow Amount constituting the aggregate "Purchase Price" reflected on the applicable Schedule I attributable to such Follow-on Closing as follows: (A) the portion of the Cash Placement Agent Fee applicable to such Follow-on Closing to the Placement Agent, (B) subject to Section 9.5, the Cerberus Counsel Fees for such Follow-on Closing to Cerberus Counsel, and (C) the balance of the Escrow Amount then held by Cerberus Counsel to the Company.

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor, severally and not jointly, on and as of the date hereof and the applicable Closing Date, knowing and intending such Investor's reliance hereon, that:

            4.1. Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries, a complete list of which is set forth in Schedule
4.1 hereto, is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or its leasing of property makes such qualification or licensing necessary, unless the failure to so qualify in any such jurisdiction would not have a Material Adverse Effect.

            4.2. Authorization. The Company has the requisite corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for: (i) the authorization, execution and delivery of the Transaction Documents; (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder; and
(iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally and general principles of equity.

            4.3. Capitalization.

                  (a) Schedule 4.3(a) sets forth (without giving effect to the Articles of Amendment): (i) the authorized capital stock of the Company on the date hereof; (ii) the number of shares of capital stock issued and outstanding;
(iii) the number of shares of capital stock issuable, and the number of shares of capital stock reserved for issuance, pursuant to the Company's stock plans; and (iv) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the shares of the Company's capital stock have been, or upon issuance will be, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and were, or upon issuance will be, issued in full compliance with applicable law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, were issued in full compliance with applicable law and any rights of third parties and are owned by the Company, beneficially and of record, and, except as described on Schedule 4.3(a), are subject to no lien, encumbrance or other adverse claim. Except as set forth on Schedule 4.3(a), no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.3(a), there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and, except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3(a) and except for the Investor Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of its security holders or other third parties relating to the securities of the Company. Except as described on
Schedule 4.3(a) and except for the Investor Rights Agreement, the Company has not granted any Person the right to require the Company to register any of its securities under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

                  (b) Schedule 4.3(b) sets forth a true and complete table setting forth the pro forma capitalization of the Company on a fully diluted basis giving effect to: (i) the issuance of the Series C Preferred Shares through and including the applicable Closing; (ii) any adjustments in other securities resulting from the issuance of the Series C Preferred Shares through and including the applicable Closing; and (iii) the exercise or conversion of all outstanding securities. Except as described on Schedule 4.3(b), the issuance and sale of the Series C Preferred Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors in their capacity as Investors hereunder) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

            4.4. Valid Issuance. The Series C Preferred Shares have been duly and validly authorized and, when issued to the Investors in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, shall have the rights, preferences and limitations set forth in the Articles of Amendment and the Investor Rights Agreement and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Upon the due conversion of the Series C Preferred Stock, the Conversion Shares will be validly issued, fully paid and nonassessable, and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Series C Preferred Stock.

            4.5. Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, authorization by, exemption from, filing with or notice to, any governmental body, agency, official or any other Person, other than those filings that have been made pursuant to applicable state securities laws and those post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. The Company has taken all action necessary to exempt: (i) the issuance and sale of the Shares; (ii) the issuance of the Conversion Shares upon due conversion of the Series C Preferred Stock; and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject or any provision of the Company's Articles of Organization, Bylaws or any stockholder rights agreement that is or could become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

            4.6. Financial Information. The unaudited financial statements of the Company as of and for the (a) fiscal year ended December 31, 2003 and (b) nine-month period ended September 30, 2004, attached hereto as Schedule 4.6, present fairly in all material respects the financial position of the Company as of the dates thereof and the results of operations for the periods covered thereby, and have been prepared in accordance with generally accepted accounting principles consistently applied, except for the absence of footnotes and normal recurring adjustments not customarily included in such unaudited statements (the "Financial Statements").

            4.7. No Material Adverse Change. Except as identified and described on Schedule 4.7(a), since September 30, 2004, there has not been:

                  (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except for changes (x) as a result of the Company's conduct of business in the ordinary course or as a result of the passage of time, or (y) which have not had a Material Adverse Effect, individually or in the aggregate;

                  (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                  (iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company or its Subsidiaries;

                  (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                  (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company and its Subsidiaries, taken as a whole;

                  (vi) any change or amendment to the Company's Articles of Organization or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

                  (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

                  (viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

                  (ix) the loss of the services of any Key Employee, or change in the composition or duties of any executive officers of the Company or any Subsidiary;

                  (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

                  (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

            4.8. No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares will not (with or without the lapse of time or the giving of notice, or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under: (i) the Company's Articles of Organization or Bylaws, both as in effect on the date hereof (true and accurate copies of which have been provided to the Investors before the date hereof); or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties that would have a Material Adverse Effect, or (b) except as set forth on Schedule 4.8, any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, other than a conflict, breach, violation or default which would not have a Material Adverse Effect.

            4.9. Tax Matters. Each of the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown as due thereon. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or properties. Except as described on Schedule 4.9, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity. Neither the Company nor any Subsidiary is presently undergoing any audit by a taxing authority, or has waived or extended any statute of limitations at the request of any taxing authority.

            4.10. Title to Properties. The Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use currently made or currently planned to be made thereof by them; and the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use currently made or currently planned to be made thereof by them.

            4.11. Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

            4.12. No Labor Disputes. No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company's Knowledge, is imminent.

            4.13. Intellectual Property.

                  (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees), except where the failure to so comply with any of such requirements, individually or in the aggregate, would not have a Material Adverse Effect, and is valid and enforceable. Except as listed on Schedule 4.13(a), no Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. Except as listed on Schedule 4.13(a), no patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

                  (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or material breach of or constitute (with or without due notice or lapse of time or both) a material default by the Company or any of its Subsidiaries or, to the Company's Knowledge, any other party, under any such License Agreement.

                  (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted, free and clear of all (x) liens, encumbrances or adverse claims with respect to Intellectual Property that is owned by the Company or any of its Subsidiaries, or (y) obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries as currently conducted or as currently proposed to be conducted.

                  (d) The conduct of the Company's and its Subsidiaries' businesses as currently conducted and as currently proposed to be conducted does not and will not, to the Company's Knowledge, infringe any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party. To the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being infringed by any third party. Except as set forth on Schedule 4.13(d), there is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

                  (e) The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

                  (f) To the Company's Knowledge, all software owned by the Company or any of its Subsidiaries, and, to the Company's Knowledge, all software licensed from third parties by the Company or any of its Subsidiaries:
(i) is free from any material defect or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and
(iii) conforms in all material respects to the specifications and purposes thereof.

                  (g) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information and Intellectual Property which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and Intellectual Property and has executed appropriate agreements that are substantially consistent with the Company's standard forms therefor. To the Company's Knowledge, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information or Intellectual Property to any third party without the Company's consent.

            4.14. Environmental Matters. Neither the Company nor any Subsidiary:
(i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"); (ii) owns or operates any real property contaminated with any substance that is subject to any Environmental Laws; (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and (iv) to the Company's Knowledge, is subject to any claim relating to any Environmental Laws; in each case, to the extent such violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

            4.15. Litigation. Except as set forth on Schedule 4.15, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

            4.16. Insurance Coverage. Set forth on Schedule 4.16 is a true and complete list of all insurance policies maintained by the Company in force as of the date of this Agreement (including name of insurer, agent, annual premium, coverage, deductible amounts and expiration date). The Company is not in default regarding the payment of any premiums due with respect to the insurance policies on Schedule 4.16.

            4.17. Brokers and Finders. Except as set forth on Schedule 4.17, no Person will have, as a result of the transactions contemplated by this Agreement or the other Transaction Documents, any valid right, interest or claim against or upon the Company or any Subsidiary for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

            4.18. No Directed Selling Efforts or General Solicitation. Neither the Company nor any Affiliate, nor any Person acting on its behalf has conducted any "general solicitation" or "general advertising" (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

            4.19. No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act for the exemption from the registration requirements imposed under Section 5 of the Securities Act for the transactions contemplated by this Agreement or the other Transaction Documents or would require such registration under the Securities Act.

            4.20. Private Placement. Subject to the accuracy of the representations and warranties of the Investors contained in Section 5 hereof, the offer and sale of the Shares to the Investors as contemplated hereby is made in reliance upon available exemptions from the registration requirements of the Securities Act.

            4.21. Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

            4.22. Transactions with Affiliates. Except as set forth on Schedule 4.22, there are no loans, leases, royalty agreements or other continuing transactions between the Company and (a) any Person owning 5% or more of any class of capital stock of the Company, or (b) any member of the immediate family of such stockholder or an officer, employee or director of the Company, or (c) any corporation or other entity controlled by an officer, employee, director or stockholder of the Company or a member of the immediate family of such officer, employee, director or stockholder.

            4.23. Disclosure. This Agreement, the other Transaction Documents and certificates furnished to the Investors or their counsel by or on behalf of the Company at the applicable Closing in connection with the transactions contemplated hereby do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

            4.24. FDA Matters. The Company has provided the Investors with a true and accurate copy of all material correspondence with and submissions to the U.S. Food and Drug Administration (the "FDA"). The Company has not received from the FDA or any other governmental agency any other material communication, written or oral, pertaining to the Company's protocols or trials. To the Company's Knowledge, (a) neither the FDA nor any other governmental agency intends to take an adverse position or action with respect to the Company's protocols or trials, and (b) no facts or circumstances exist which would cause the FDA or any other governmental agency to take such adverse position or action.

      5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company on and as of the date hereof, knowing and intending that the Company rely thereon, that:

            5.1. Authorization. The Investor has the requisite power and authority to enter into this Agreement, the Investor Rights Agreement and any other Transaction Document to which it is a party. The execution, delivery and performance by the Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally, and general principles of equity.

            5.2. Purchase Entirely for Own Account. The Shares to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Investor is not a registered broker-dealer or an entity engaged in the business of being a broker-dealer.

            5.3. Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and it has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. The Investor has significant experience in making private investments, similar to the purchase of the Shares hereunder. The Investor understands that its investment in the Shares involves a high degree of risk.

            5.4. Disclosure of Information. The Investor has received all additional information related to the Company and the offer and sale of the Shares as requested by it and has had an opportunity to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

            5.5. Reliance on Exemptions. Each Investor understands that (i) the Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of the U.S. federal and state securities laws and (ii) the Company is relying upon the truth and accuracy of, and such Investor's compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Shares. Each Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed upon the validity of or made any recommendation or endorsement of the Shares.

            5.6. Restricted Securities. The Investor understands that the Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

            5.7. Legends.

                  (a) It is understood that certificates evidencing such Shares may bear a restrictive legend in the following form, as well as any other legends that may be required by a Transaction Document or applicable law:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS
                  AMENDED, OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Shares, certificates evidencing such Shares may bear the legend required by such state authority.

            5.8. Accredited Investor. The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D.

            5.9. No General Solicitation. The Investor did not learn of the investment in the Shares as a result of any "general advertising" or "general solicitation" as those terms are contemplated in Regulation D, as amended, under the Securities Act. The Investor is a resident of the jurisdiction set forth under such Investor's name on the applicable Schedule I hereto.

            5.10. Brokers and Finders. Except as set forth in Schedule 5.10, no Person will have, as a result of the transactions contemplated by this Agreement or any other Transaction Document, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

      6. Conditions to Closing.

            6.1. Conditions to the Investors' Obligations. The obligation of the Investors to purchase the Series C Preferred Shares at the applicable Closing is subject to the fulfillment, to the satisfaction of each of the Investors intending to purchase the Series C Preferred Stock in such Closing (such intent to be manifested by such Investor's execution of a counterpart to this Agreement with respect to the applicable Closing), on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in writing only by
(x) a majority of such Investors (measured by the dollar amount to be purchased by each such Investor) and (y) Cerberus:

                  (a) The representations and warranties made by the Company in
Section 4 hereof shall be true and correct on the applicable Closing Date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the applicable Closing Date;

                  (b) Except for any regulatory filings that, under applicable law, may be made after the applicable Closing, the Company shall have obtained or made, as the case may be, in a timely fashion any and all authorizations, consents, permits, approvals, registrations, filings and waivers from governmental authorities and/or other third parties that are necessary and/or appropriate for consummation of the purchase and sale of the Series C Preferred Shares at such Closing, all of which shall be in full force and effect;

                  (c) The Company shall have executed and delivered a counterpart to the Investor Rights Agreement to the Investors intending to purchase the Series C Preferred Stock in such Closing;

                  (d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation at such Closing of the transactions contemplated by this Agreement or any other Transaction Document;

                  (e) The Company shall have delivered to the Investors intending to purchase the Series C Preferred Stock in such Closing a certificate, dated as of the applicable Closing Date, executed by the Chief Executive Officer or Chief Operating Officer of the Company, certifying as to the fulfillment of the conditions specified in subsections (a), (b) and (d) of this Section 6.1;

                  (f) The Company shall have delivered to the Investors intending to purchase the Series C Preferred Stock in such Closing a certificate, dated as of the applicable Closing Date, executed by the Secretary of the Company, certifying as to: (i) the resolutions of the Board authorizing the transactions contemplated by this Agreement and the other Transaction Documents; (ii) the Articles of Organization of the Company; and (iii) the By-Laws of the Company, each as in effect as of the applicable Closing Date;

                  (g) The Company shall have delivered to the Investors intending to purchase the Series C Preferred Stock in such Closing a good standing certificate from the Secretary of Commonwealth of the Commonwealth of Massachusetts;

                  (h) The Investors intending to purchase the Series C Preferred Stock in such Closing shall have received a written legal opinion, in the form attached hereto as Exhibit C, dated as of the applicable Closing date, from Company Counsel;

                  (i) In the case of the Initial Closing only, Cerberus Counsel, in its capacity as escrow agent hereunder shall have received from the Investors intending to purchase the Series C Preferred Stock in such Closing funds to purchase shares of Series C Preferred Stock for an aggregate purchase price of at least $15,000,000 and the Company shall not have waived any of the conditions set forth in Section 6.2 with respect to any Initial Investor;

                  (j) Since March 1, 2005, there shall not have occurred a Material Adverse Change;

                  (k) The Company shall have in effect officers' and directors' insurance from such insurance carrier and in such amounts as are in effect on the date of this Agreement;

                  (l) Each officer and director of the Company shall be party to a valid, binding and enforceable indemnification agreement with the Company in the form reviewed by the Co-Lead Investors prior to the Initial Closing;

                  (m) Each Key Employee and each consultant of the Company with access to Company Confidential Information shall be party to a valid, binding and enforceable confidentiality agreement with the Company in the form reviewed by the Co-Lead Investors prior to the Initial Closing;

                  (n) The Company shall have delivered evidence, satisfactory to the Investors intending to purchase the Series C Preferred Stock in such Closing, of the filing of the Articles of Amendment with the Secretary of the Commonwealth of Massachusetts;

                  (o) The Company shall have delivered to the Investors intending to purchase the Series C Preferred Stock in such Closing waivers and/or consents from the holders of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock sufficient to (1) permit the issuance of the Series C Preferred Stock in accordance with the terms of this Agreement and the Articles of Amendment at such Closing, and (2) with respect to the Series B Convertible Preferred Stock, waive all rights of first offer or first refusal which such holders may otherwise have in connection with the sale and issuance of the Series C Preferred Stock at such Closing;

                  (p) The Company shall have amended its outstanding warrants issued to the holders of the Series B Convertible Preferred Stock, in a manner acceptable to Cerberus, so that such warrants shall remain in full force and effect and shall not terminate upon any issuance of the Series C Preferred Stock;

                  (r) In the case of each Follow-on Closing, (x) five calendar days shall have elapsed since the date written notice of such Follow-on Closing shall have been given by the Company to Cerberus, which notice shall identify each of the Follow-on Investors intending to purchase the Series C Preferred Stock in such Closing, and be accompanied by the Schedule I applicable to such Follow-on Closing, and (y) Cerberus shall have approved in writing of each Follow-on Investor intending to purchase the Series C Preferred Stock in such Follow-on Closing who is described in clause (y) of the definition of Follow-on Investor by executing a counterpart of such Schedule I; and

            6.2. Conditions to Obligations of the Company. The Company's obligation to sell and issue the Series C Preferred Shares at a given Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the applicable Closing Date of the following conditions, any of which may be waived in writing by the Company:

                  (a) The representations and warranties made by the Investors in Section 5 hereof shall be true and correct in all material respects on such Closing Date;

                  (b) Each of the Investors intending to purchase the Series C Preferred Stock in such Closing shall have executed and delivered to the Company a counterpart to this Agreement, the Investor Rights Agreement and each other Transaction Document to which such Investor is a party;

                  (c) Each of the Investors intending to purchase the Series C Preferred Stock in such Closing shall have delivered to Cerberus Counsel, as escrow agent hereunder, the amount set forth as the "Purchase Price" opposite such Investor's name on the applicable Schedule I attached hereto; and

                  (d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation at such Closing of the transactions contemplated by this Agreement or any other Transaction Document.

      7. Covenants and Agreements of the Company.

            7.1. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the conversion of the Series C Preferred Stock issued pursuant to this Agreement in accordance with their respective terms.

            7.2. No Conflicts. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations to the Investors under the Transaction Documents.

            7.3. Unlegended Certificates. From and after the earlier of: (i) the registration of the Shares for resale pursuant to the Investor Rights Agreement; and (ii) the time when the Company receives from its legal counsel a written opinion that the Shares are then eligible for transfer pursuant to Rule 144(k) promulgated under the Securities Act, the Company shall, upon an Investor's written request (the "Certificate Request"), promptly cause certificates evidencing such Shares to be replaced with certificates which do not bear any restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for liquidated damages equal to 1.5% of the aggregate market price (i.e., the highest closing price during such three day period) of the Shares evidenced by such certificate(s) for each 10-day period (or portion thereof) beyond such three (3) Business Day-period that the unlegended certificates have not been so delivered. Notwithstanding the foregoing, such three (3) Business Day-period shall be extended until the Company or its transfer agent has received from the Investor such information as is necessary for the issuance of the unlegended certificates in accordance with applicable Federal and state securities laws and as is reasonably requested in writing by the Company promptly, and in no even more than one (1) Business Day, following the Company's receipt of such Investor's Certificate Request. The Company shall pay such amount(s) to the Investor upon demand therefor, and such payment shall be in addition to, and not in lieu of, all other remedies and rights available to such Investor.

            7.4. Insurance. Without the approval of a majority of the Board (which approval includes the affirmative vote of the Series C Director), the Company shall not materially reduce the insurance coverages described in Section 4.16, including, without limitation, the directors' and officer's insurance.

            7.5. Employment Agreements. The Company shall maintain employment and non-compete agreements with all of its officers, in the form reviewed by the Co-Lead Investors prior to the Initial Closing, and shall not amend any such agreements except in any manner that benefits the Company or as approved by the Board (which approval includes the affirmative vote of the Series C Director).

            7.6. Confidentiality Agreements. The Company shall maintain confidentiality agreements with each Key Employee and each consultant of the Company with access to Confidential Information, in the form reviewed by the Co-Lead Investors prior to the Initial Closing, and shall not amend any such agreements except in any manner that benefits the Company or does not reduce the confidentiality protection thereof, in each case, as approved by the Board (which approval includes the affirmative vote of the Series C Director).

            7.7. Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance would not have a Material Adverse Effect.

            7.8. Use of Proceeds. The proceeds from the sale of the Shares shall be used for the payment of expenses related to the transactions contemplated hereby and for general working capital purposes consistent with the Company's budget approved by the Board as of the Initial Closing.

            7.9. Hatch-Waxman Act. The Company shall apply to qualify each drug for which it seeks FDA approval for the marketing exclusivity provisions of the Hatch-Waxman Act in Sections 505(j)(5)(D) and/or 505(c)(3)(D) of the FDCA,to the maximum extent permitted by such laws, by taking the following steps, at its own expense: (i) submitting patent information to the FDA in the form required by the FDA to be included in a NDA; (ii) resubmitting patent information to the FDA within 30 days after approval of an NDA or supplement to identify the patents that apply to the drug substance (active ingredient), drug product (formulation and composition) or approved method of use, actually approved; (iii) filing with the FDA within 30 days after the issuance of the patent described in clause
(ii), the information required in the form of a supplement to the approved NDA if a patent that applies to the drug substance, drug product or approved method of use which is actually approved, issues after approval of the NDA; (iv) submitting with the NDA prior to its approval (1) a statement that the applicant is claiming the exclusivity described in the first sentence of this Section 7.9,
(2) a reference to the appropriate paragraph under 21 C.F.R. 314.08 that supports its claim; (3) if the Company claims exclusivity under Sec. 21 C.F.R. 314.108(b)(2), information to show that, to the best of its knowledge or belief, a drug has not previously been approved under Section 505(b) of the FDCA containing any active moiety in the drug for which the Company is seeking approval; if the company claims exclusivity under 21 C.F.R. 314.108(b)(4) or
(b)(5), information sufficient to show that the application contains new clinical investigations that are essential to approval of the application or supplement and were conducted or sponsored by the Company; (v) obtaining and maintaining without interruption all U.S. and foreign patent(s) that apply to each drug substance, drug product or approved method of use, approved by the FDA; (vi) taking any and all legal action permitted by applicable law to prosecute patent infringement claims against sponsors of Abbreviated New Drug Applications, Abbreviated New Animal Drug Applications or New Drug Applications under Section 505(b)(2) of the FDCA ("paper NDA's"); and (vii) taking such other reasonable steps as may be necessary or required by applicable law or regulation, as may be in effect from time to time, in order to qualify for the aforesaid marketing exclusivity provisions.

            7.10 Recordation of Patent Assignments. Promptly following, and in any event within 30 days after, the Initial Closing Date, the Company will file patent assignment(s) for recording accompanied by certificate(s) issued by appropriate authorities showing a change of name or merger and the appropriate recordation form cover sheet with the appropriate foreign and domestic authorities, including, without limitation, the U.S. Patent & Trademark Office, reflecting the change of the Company's name from "Biostream, Inc." to "Molecular Insight Pharmaceuticals, Inc." with respect to all patents, foreign and domestic, previously assigned to the Company to establish a clear chain of title for each patent assigned to the Company, and within six (6) months after the Initial Closing Date, the Company will provide the Co-Lead Investors with U.S. Patent & Trademark Office official evidence of each such filing. The Company shall diligently pursue, and use commercially reasonable efforts to complete, the performance of its obligations under this Section 7.10.

            7.11 Amendment of Licenses due to name change. Promptly following, and in any event within one (1) year after, the date of this Agreement, the Company will obtain, and provide copies to the Co-Lead Investors of, duly executed, valid, binding and enforceable amendments to: (x) that certain License Agreement, effective December 15, 2000, between Biostream, Inc., as licensee, and The Board of Governors of the University of Western Ontario, to reflect the change of the Company's name from "Biostream, Inc." to "Molecular Insight Pharmaceuticals, Inc."; and (y) that certain Research Agreement and Exclusive License, effective December 29, 1997, and that certain Exclusive License Agreement, effective March 1, 2000, between Georgetown University, as licensor, and Zebra Pharmaceuticals, Inc., as licensee, to reflect the merger of Zebra Pharmaceuticals, Inc. into Biostream, Inc. and the change of the Company's name from "Biostream, Inc." to "Molecular Insight Pharmaceuticals, Inc." The Company shall diligently pursue, and use commercially reasonable efforts to complete, the performance of its obligations under this Section 7.11.

      8. Survival and Indemnification.

            8.1. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive until the later to occur of (x) 30 days after delivery to Cerberus of the Company's audited financial statements, together with the auditors written opinion thereon, for the first fiscal year ended after the Initial Closing and
(y) 15 months after the Initial Closing; provided, however, that the provisions contained in: (a) Section 4.4 and Section 8.2(ii) hereof shall survive indefinitely; (b) Sections 4.9 and 4.14 shall survive until 90 days after the applicable statute of limitations.

            8.2. Indemnification. The Company shall indemnify and hold harmless each Investor and its Affiliates and the directors, officers, employees, investors, partners and agents of each Investor and its Affiliates, from and against any and all losses, claims, damages, liabilities and expenses incurred by any such Person (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") as a result of (i) any breach of representation, warranty, covenant or agreement made by, or to be performed on the part of, the Company under the Transaction Documents, or (ii) the recall of any of the Company's products (but only to the extent such Investor would be personally liable), and, in each case, will reimburse any such Person for all such amounts as they are incurred by such Person.

            8.3. Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume and control the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses in connection with such defense and such counsel; provided, however, that the failure of any Indemnified Person to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person (x) representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (y) if there are one or more defenses available to such Indemnified Person that is/are not available to the Company. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened action, claim or proceeding, with respect to any Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

      9. Miscellaneous.

            9.1. Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors who participated in the same Closing, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part, without the prior written consent of the Company, to an Affiliate or the other Investors (regardless of the Closing in which any such Investor purchased its Series C Preferred Stock), provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing that such assignee will be bound by all provisions binding on such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Except for Cerberus Counsel, which is an express intended third-party beneficiary hereof for the limited purpose of Section 3.2 and Section 9.5 of this Agreement, and except for any other provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

            9.2. Counterparts: Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

            9.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            9.4. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal with a confirming copy by first class mail;
(iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                  If to the Company:

                         Molecular Insight Pharmaceuticals, Inc.
                         160 Second Street
                         Cambridge, Massachusetts 02142
                         Attn: Mr. David Barlow
                         Fax:(617)492-5664

                  With a copy to:

                         Foley & Lardner LLP
                         111 Huntington Avenue
                         26th Floor

                         Boston, Massachusetts 02199
                         Attn: Gabor Garai, Esq.
                         Fax: (617)342-4001

                  If to any of the Investors:

                         to the addresses set forth on the applicable Schedule I attached hereto.

            9.5. Expenses. The Company shall pay the reasonable fees and expenses of Cerberus Counsel in connection with the transactions contemplated by this Agreement (the "Cerberus Counsel Fees"), with respect to the Initial Closing, in an amount not to exceed $60,000 through the Initial Closing Date, and with respect to each Follow-on Closing, in an amount not to exceed $7,500 through each such Follow-on Closing Date, which Cerberus Counsel Fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other Transaction Documents. On the sooner of the Closing or the Escrow Termination Date, Cerberus Counsel may apply such retainer to Cerberus Counsel Fees and return the excess thereof, if any, to the Company. Except as set forth above, the Company and the Investors shall each bear their own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

            9.6. Amendments and Waivers. This Agreement shall not be amended and the observance of any term of this Agreement shall not be waived (either generally or in a particular instance and either retroactively or prospectively) without the prior written consent of (i) the Company and (ii) at least a majority of the Investors holding a majority of the Series C Preferred Stock (which majority must include Cerberus); provided, however, that any provision hereof which impairs the rights or increases the obligations of a specific Investor disproportionately to other Investors shall not be amended or waived without the prior written consent of the Company and that particular Investor; provided, further, that any provision affecting the rights or obligations of Cerberus Counsel, shall not be waived or amended without the prior written consent of Cerberus Counsel. Any amendment or waiver effected in accordance with this Section 9.6 shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company.

            9.7. Publicity. No public release or announcement concerning the transactions contemplated by this Agreement or any other Transaction Document shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by any of the Investors) or Cerberus (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

            9.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

            9.9. Entire Agreement. This Agreement, including the Exhibits and Schedules (including without limitation all Disclosure Schedules and, in the case of a Follow-on Closing, each subsequent version of Schedule I), and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

            9.10. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            9.11. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof, except that the Shares and the designations, powers, preferences, rights of, and the qualification, limitations and restrictions on, the Shares issued pursuant to this Agreement shall be governed by the laws of the Commonwealth of Massachusetts. Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH OF THE INVESTORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

            9.12 Independent Nature of Investors' Obligations and Rights. Except as expressly provided herein and therein, the obligations of each Investor under this Agreement and each other Transaction Document are several and not joint with the obligations of any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock), and no Investor shall be responsible in any way for the performance of the obligations of any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) under this Agreement or any other Transaction Document. The decision of each Investor to purchase Series C Preferred Stock pursuant to this Agreement and the other Transaction Documents has been made by such Investor independently of any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock). Nothing contained herein or in any other Transaction Document, and no action taken by any Investor (including, without limitation, any of the Co-lead Investors) pursuant hereto or thereto, shall be deemed to constitute the Investors (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the other Transaction Documents. Each Investor acknowledges that no other Investor (including, without limitation, any of the Co-lead

Investors, and regardless of the Closing at which such Investor purchased its Series C Preferred Stock) has acted as agent for such Investor in connection with making its investment hereunder and that no Investor (including, without limitation, any of the Co-lead Investors, and regardless of the Closing at which such Investor purchased its Series C Preferred Stock) will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement or the other Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors at multiple Closings and not because it was required or requested to do so by any Investor. Notwithstanding anything contained in this Agreement or any other Transaction Document to the contrary, neither of the Co-Lead Investors shall have any duty, fiduciary or otherwise, to any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) by virtue of such Investor serving as a Co-Lead Investor or otherwise.

                            [signature page follows]

                            [COMPANY SIGNATURE PAGE]

            IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          MOLECULAR INSIGHT
                                          PHARMACEUTICALS, INC.

                                          By: /s/ David S. Barlow
                                              ----------------------------------
                                          Name:
                                          Title:

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          CERBERUS PARTNERS, L.P.

                                          By: Cerberus Associates, LLC,
                                              its General Partner

                                          By: /s/ Seth Plattus
                                              ----------------------------------
                                              Seth Plattus
                                              Managing Director

                                          MEDCAP PARTNERS, L.P.

                                          By:___________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Andrew R. Midler Family Trust 5/99
                                          --------------------------------------
                                          Name of Investor

                                          By: /s/ Andrew R. Midler
                                              ----------------------------------
                                          Name: Andrew R. Midler
                                          Title: Trustee

                            [INVESTOR SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                                INVESTOR:

                                                John D. Singer, Esq.
                                                -------------------------------
                                                Name of Investor

                                                By: /s/ John D. Singer, Esq.
                                                    ---------------------------
                                                Name: John D. Singer, Esq.
                                                Title: ________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                                INVESTOR:

                                                MICHAEL C. DEUTSCH
                                                -------------------------------
                                                Name of Investor

                                                By: /s/ Michael C. Deutsch
                                                    ---------------------------
                                                Name: Michael C. Deutsch
                                                Title:

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

PATRICIA T. POITRAS REVOCABLE TRUST       James W. Poitras Revocable Trust V/A
V/A 29/2004                               -------------------------------------
                                          Name of Investor

/s/ Patricia T. Poitras                   By: /s/ James W. Poitras
-------------------------                     ---------------------------------
Name: Patricia T. Poitras                 Name: James W. Poitras
Title: Trustee                            Title: Trustee

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Carol Frank
                                          --------------------------------------
                                          Name of Investor

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Benjamin M. Frank Trust
                                          -----------------------------------
                                          Name of Investor

                                          By: /s/ Benjamin M. Frank
                                              -------------------------------
                                          Name: Benjamin M. Frank
                                          Title: Trustee

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          [ILLEGIBLE]
                                          --------------------------------------
                                          Name of Investor

                                          By:___________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Rajpal Sandhu and Mary Henry
                                          --------------------------------------
                                          Name of Investor

                                          By: /s/ Rajpal Sandhu & Mary Henry
                                              ----------------------------------
                                          Name: RAJPAL SANDHU & MARY HENRY
                                          Title:
                                                 -------------------------------
                                          420 FAMILY FARM ROAD
                                          WOODSIDE CA - 94062
                                          650-529-0606
                                          Raj@RajSandhu.com

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          ________________
                                          Name of Investor

                                          By: /s/ James Lenehan
                                              __________________________________
                                          Name: James T. Lenehan
                                          Title: _______________________________

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Lionel N. Sterling Revocable Trust
                                          --------------------------------------
                                          Name of Investor

                                          By: /s/ Lionel N. Sterling
                                              ----------------------------------
                                          Name: Lionel N. Sterling
                                                --------------------------------
                                          Title: Trustee
                                                 -------------------------------

I am purchasing a total of 1,750 Series C Preferred Stock @ $202.00 per share for a total investment of $353,500. The split between those purchased as a Series B investor or as a Series C investor, I understand is moot.

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Richard Simon
                                          --------------------------------------
                                          Name of Investor

                                          By: /s/ Richard Simon
                                              ----------------------------------
                                          Name: Richard Simon
                                                --------------------------------
                                          Title:________________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          American Durham L.P.
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ T.K. Duggan
                                              ---------------------------------
                                          Name: T.K. Duggan
                                                -------------------------------
                                          Title: Managing Principal
                                                 ------------------------------

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          International Durham, Ltd.
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ T.K. Duggan
                                              ---------------
                                          Name: T.K. Duggan
                                                -------------------------------
                                          Title: Managing Principal
                                                 ------------------------------

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Institutional Benchmarks Master Fund
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ Garry Crowder
                                              ------------------
                                          Name: Garry Crowder
                                                -------------------------------
                                          Title: Director
                                                 ------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Richard Simon
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ Richard Simon
                                              -----------------
                                          Name: Richard Simon
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          William R. Ebsworth
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ William R. Ebsworth
                                              -----------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          /s/ Alan N. Berro
                                          -------------------------------------

                                          Name of Investor

                                          By: /s/ ALAN N. BERRO
                                              -----------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Wesley M. Nida
                                          --------------------------------------
                                          Name of Investor

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          THE RAPTOR GLOBAL PORTFOLIO LTD.
                                          --------------------------------------
                                          Name of Investor
                                          By: Investment Corporation,
                                              Investment Advisor

                                          By: /s/ William T. Flaherty
                                              ----------------------------------
                                          Name: William T. Flaherty
                                                --------------------------------
                                          Title: Managing Director
                                                 -------------------------------

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          THE TUDOR BVI GLOBAL PORTFOLIO LTD.
                                          -----------------------------------
                                          Name of Investor
                                          By: Tudor Investment Corporation,
                                              Trading Advisor

                                          By: /s/ William T. Flaherty
                                              -----------------------
                                          Name:  William T. Flaherty
                                                 --------------------
                                          Title: Managing Director
                                                 --------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          TUDOR PROPRIETARY TRADING, L.L.C.
                                          ---------------------------------
                                          Name of Investor

                                          By: /s/ William T. Flaherty
                                              -----------------------
                                          Name:  William T. Flaherty
                                                 --------------------
                                          Title: Managing Director
                                                 --------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        INVESTOR:

                                        /s/ William C. Smith (WILLIAM C. SMITH)
                                        ---------------------------------------
                                        Name of Investor

                                        /s/ Dana Davis Smith (DANA DAVIS SMITH)
                                        ---------------------------------------

                                        By:
                                            -----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                               --------------------------------
                                        Joint Tenants with Right of
                                        Survivorship

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          THE ALTAR ROCK FUND L.P.
                                          ------------------------------------
                                          Name of Investor
                                          ------------------------------------
                                          By: Tudor Investment Corporation,
                                          General Partner

                                          By: /s/ William T. Flaherty
                                              -----------------------
                                          Name:  William T. Flaherty
                                                 --------------------
                                          Title: Managing Director
                                                 --------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          /s/ June R. Frank, Trustee
                                          --------------------------------------
                                          Name of Investor

                                          By: June R. Frank Revocable Trust
                                              ---------------------------------
                                              dated August 13, 2001
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          /s/ John C. Otsuki
                                          -------------------------------------
                                          Name of Investor

                                          By:
                                              ------------------
                                          Name: John C. Otsuki
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          MedCap Partners L.P.
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ [ILLEGIBLE]
                                              ---------------
                                          Name: [ILLEGIBLE]
                                                -------------------------------
                                          Title: Managing Member of the GP
                                                 ------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          MedCap Master Fund, L.P.
                                          -------------------------------------
                                          Name of Investor

                                          By: /s/ [ILLEGIBLE]
                                              ---------------
                                          Name: [ILLEGIBLE]
                                                -------------------------------
                                          Title: Managing Member of the GP
                                                 ------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          /s/ Kenneth L. Rubin
                                          -------------------------------------
                                          Name of Investor

                                          By: Kenneth Rubin
                                              -------------
                                              Individually
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

To Purchase 620 shares of Series C Convertible Preferred Stock at a Purchase Price of $202 per share. Investment proceeds $125,240.

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          WILLIAM P. RICE
                                          -------------------------------
                                          Name of Investor

                                          By: /s/ William P. Rice
                                              ---------------------------
                                          Name: WILLIAM P. RICE
                                               --------------------------
                                          Title:
                                                -------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          JAMES J. GOLL
                                          -----------------------------------
                                          Name of Investor

                                          By: /s/ James J. Goll
                                              -------------------------------
                                          Name: James J. Goll
                                                -----------------------------
                                          Title:
                                                 ----------------------------
                                                 (203) 656-0228

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          /s/ James M. Hirshberg
                                              ----------------------------------
                                          Name of Investor

                                          By: /s/ James M. Hirshberg
                                              ----------------------------------
                                          Name: JAMES M. HIRSHBERG
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          Dana G. Doe
                                          --------------------------------------
                                          Name of Investor

                                          By: /s/ Dana G. Doe
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          /s/ Daniel Frank
                                              _________________________
                                          Name of Investor

                                          By: _________________________
                                          Name: DANIEL FRANK
                                               ________________________

                                          Title:_______________________